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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                      20549

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(B) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 20, 2000


COMMISSION FILE NUMBER 1-10629

                           LASER VISION CENTERS, INC.

             (Exact name of registrant as specified in its charter)

         Delaware                                  43-1530063
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(State or other jurisdiction of incorporation     (I.R.S. Employer
   or organization)                                Identification Number)


        540 Maryville Centre Drive, Suite 200, St. Louis, Missouri 63141

                    (Address of principal executive offices)

                                 (314) 434-6900

              (Registrant's telephone number, including area code)


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FORM 8-K

ITEM 5.  OTHER EVENTS

On April 20, 2000, the Company issued a press release pertaining to the Company being served with an administrative complaint issued by the Center For Devices and Radiological Health of the United States Food and Drug Administration (FDA). A copy of that press release is attached hereto as an exhibit.

ITEM 7(C): LIST OF EXHIBITS FILED

99.1     Press Release dated April 20, 2000.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           LASER VISION CENTERS, INC.



                             BY: /S/ JOHN J. KLOBNAK
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                                 JOHN J. KLOBNAK
                             Chief Executive Officer






Date:  April 21, 2000

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